Infinity Q Diversified Alpha Fund

Investor Class: IQDAX
Institutional Class: IQDNX

A series of Trust for Advised Portfolios

Supplement dated March 8, 2021 to the Prospectus and Statement of Additional Information (“SAI”), each dated December 31, 2019, as amended, revised or supplemented.

On Monday, February 22, 2021, the Infinity Q Diversified Alpha Fund (“Fund”) and its investment adviser, Infinity Q Capital Management (“Infinity Q”), sought and obtained an order from the Securities and Exchange Commission (“SEC”) permitting the Fund to suspend redemptions and postpone the date of redemption payments beyond seven days (“Order”). The Fund and Infinity Q took this step because Infinity Q has been unable to value certain assets held by the Fund. As disclosed by the Fund, Infinity Q, as the adviser, is responsible for pricing the Fund’s assets, and its valuation of assets for which current and reliable market quotations are not readily available is subject to review by the Board of Trustees.

According to the SEC’s Order, the Fund learned on Thursday, February 18 that the Chief Investment Officer of Infinity Q had been adjusting the methodology for obtaining certain asset valuations, and that the resulting valuations may not have accurately reflected the fair value of those assets. On Friday, February 19, Infinity Q confirmed these facts and stated that it could not value the assets for purposes of calculating the Fund’s net asset value (“NAV”). The Chief Investment Officer of Infinity Q has been relieved of his duties, effective February 21, 2021.

The federal securities laws require the Fund to stand ready to redeem its shares at their NAV every business day. Because the Fund was unable to do so, the Fund requested the Order from the SEC to suspend redemptions and stop calculating NAV.

The Fund intends to proceed with a liquidation plan and distribution to shareholders, both of which will be presented to the SEC for approval. At this time, there is no estimate of when the liquidation and distribution will be completed. Until then, redemptions of Fund shares will remain suspended.

Link to Order: https://www.sec.gov/rules/ic/2021/ic-34198.pdf

Call us at: (844) 473-8631

The Fund’s website (www.infinityqfunds.com) will provide information, when available, about the status of the Fund, including information concerning the dates and amounts of distributions, press releases and periodic reports.

Please retain this supplement with the Prospectus and SAI.